UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the
Securities Exchange Act of 1934

Filed by the registrant ☒
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Check the appropriate box:

☒	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☐	Definitive Information Statement

GLOBAL WEST RESOURCES, INC.
(Name of Registrant as Specified in Its Charter)

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Global West Resources, Inc.
27651 La Paz Road, Suite A
Laguna Nigel, CA 92677
(949) 599-1888

Dear Shareholder:

This Information Statement is first being furnished on or about April ____, 2009 to the holders of record as of the close of business day on March 30, 2009, of shares of common stock, par value $.001 per share (the “Common Stock”), of Global West Resouces, Inc. (the “Company,” “we” or “us”). The purpose of this Information Statement is to notify our stockholders that on March 30, 2009 (the “Record Date”), we received written consent (the “Written Consent”) from certain of our major stockholders, including principal stockholders identified in the section entitled “Security Ownership Of Certain Beneficial Owners And Management,” holding or able to direct the vote of 10,025,000 shares of Common Stock, representing approximately 83.08% of the then total issued and outstanding Common Stock (the “Consenting Stockholders”),  to adopt amended and restated articles of incorporation and bylaws for the Company.  Accordingly, the actions will not be submitted to the other stockholders of the Company for a vote, and this Information Statement is being furnished to stockholders to provide them with certain information concerning the actions in accordance with the requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the regulations promulgated thereunder, including Regulation 14C. To accomplish this action, we will make the proper filing with the Nevada Secretary of State’s office following this filing.

The enclosed Information Statement is being furnished to you to inform you that the foregoing action has been approved by the holders of or persons able to direct the vote of a majority of the outstanding shares of our Common Stock. The Company’s Board of Directors (the “Board ”) is not soliciting your proxy in connection with the adoption of these resolutions and proxies are not requested from stockholders. The resolutions will not become effective before a date which is 20 days after this Information Statement was first mailed to our stockholders. You are urged to read the Information Statement in its entirety for a description of the action taken by a majority of our stockholders.

Sincerely yours,

Michael McCarthy,
President, CEO

THE ACCOMPANYING INFORMATION STATEMENT IS BEING MAILED TO STOCKHOLDERS ON _______, 2009.   WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

GLOBAL WEST RESOURCES, INC.

INFORMATION STATEMENT
PURSUANT TO SECTION 14(C)
OF THE SECURITIES EXCHANGE ACT OF 1934
AND RULE 14C-2 THEREUNDER

NO VOTE OR OTHER ACTION OF THE COMPANY’S STOCKHOLDERS
IS REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT.

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY

ACTIONS BY BOARD OF DIRECTORS AND CONSENTING STOCKHOLDERS

The Company will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of the Company's common stock. Expenses in connection with the distribution of this Information Statement, which are anticipated to be less than $5,000, will be paid by us.

The Company will only deliver one Information Statement to multiple security holders sharing an address unless the Company has received contrary instructions from one or more of the security holders. Upon written or oral request, the Company will promptly deliver a separate copy of this Information Statement and any future annual reports and information statements to any security holder at a shared address to which a single copy of this Information Statement was delivered, or deliver a single copy of this Information Statement and any future annual reports and information statements to any security holder or holders sharing an address to which multiple copies are now delivered. You should direct any such requests to the following address: Global West Resources, Inc., 27651 La Paz Road, Suite A, Laguna Nigel, CA 92677.  The Company may also be reached at (949) 599-1888.

INFORMATION ON CONSENTING STOCKHOLDERS

Pursuant to the Company’s Bylaws and the Nevada General Corporation Act, a vote by the holders of at least a majority of the Company's outstanding common stock is required to effect the actions described herein. The Company’s Articles of Incorporation does not authorize cumulative voting.  As of the Record Date, the Company had 12,067,500 voting shares of Common Stock issued and outstanding of which 6,033,751 shares are required to pass any stockholder resolutions. The Consenting Stockholders, who consist of 10 current stockholders of the Company, are collectively the record and beneficial owners of 10,025,000 shares, which represents 83.08% of the issued and outstanding shares of the Common Stock.  Pursuant to NRS 78.320 of the Nevada General Corporation Act, the Consenting Stockholders voted in favor of the actions described herein in a written consent, dated March 30, 2009, attached hereto as Exhibit A.  No consideration was paid for the consent. The Consenting Stockholders names, affiliations with the Company, and their beneficial holdings are as follows:

Name and Affiliation of Beneficial Holder	Shares Beneficially Held	Percent of Class:
Equine Trust Dated January 23, 2009 (4)	1,816,100	15.05%
Andrea Downs (3)	1,816,100	15.05%
Chris A. and Kirsten A. Chudacoff 1998 Revocable Living Trust dated September 28, 2008 (2)	1,816,100	15.05%
Ryan Boyajian (1)	1,816,100	15.05%
Daniel Pierce Sparks and Michele Lee Sparks Revocable Trust Dated September 15, 2006	1,816,100	15.05%
Ken Glowacki	854,500	7.08%
Michael McCarthy (5)	30,000	0.25%
Jared Barger	30,000	0.25%
James L. Vandeberg	25,000	0.21%
Gerry Fernandez	5,000	0.04%
Total	10,025,000	83.08%

(1)	Ryan Boyajian is the Company’s President, Secretary and Director
(2)	Kristen A. Chudacoff is the Company’s Director
(3)	Andrea Downs is the Company’s Director
(4)	Andrew Kardish, III is the Chairman and Director and the end beneficiary of the trust
(5)	Michael McCarthy is the Company’s Chief Executive Officer and Director

PROPOSALS BY SECURITY HOLDERS

None.

DISSENTERS RIGHTS OF APPRAISAL

None.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock as of March 30, 2009, by: (I) each current director; each nominee for director, and executive officer of the Company; (ii) all directors and executive officers as a group; and (iii) each shareholder who owns more than five percent (5%) of the outstanding shares of the Common Stock. Except as otherwise indicated, the Company believes each of the persons listed below possesses sole voting and investment power with respect to the shares indicated.

Title of Class:	Name and Address of Beneficial Holder:	Amount and Nature of Beneficial Ownership:	Percent of Class:
Common, $0.001 par value	Ryan Boyajian(1), 27382 Via Priorato, San Juan Capistrano, CA 92675	1,816,000	10.78%
Common, $0.001 par value	Chris A. and Kirsten A. Chudacoff(2) 1998 Revocable Living Trust Dated September 28, 2008, 28391 Calle Mira Monte, San Juan Capistrano, CA 92675	1,816,000	10.78%
Common, $0.001 par value	Andrea Downs (3), 40 Cambridge Court, Coto de Caza, CA 92679	1,816,000	10.78%
Common, $0.001 par value	Equine Trust Dated January 23, 2009 (4), 91 Mays Landing Rd, Somers Point, NJ 08244	1,816,000	10.78%
Common, $0.001 par value	Ken Glowacki, 27342 Via Priorato, San Juan Capistrano, CA 92675	854,500	5.07%
Common, $0.001 par value	Michael McCarthy (5), 27592 Silvercreek, San Juan Capistrano, CA 92675	30,000	0.18%
Common, $0.001 par value	Daniel Pierce Sparks and Michele Lee Sparks Revocable Trust Dated September 15, 2006, 27662 Pinestrap Circle, Laguna Hills, CA 92653	1,816,000	10.78%
Total Held by Officers and Directors:		7,294,000	43.30%
Total Held by Officers, Directors and Certain Beneficial Owners:		9,964,500	59.15%

(1)	Ryan Boyajian is the Company’s President, Secretary and Director
(2)	Kristen A. Chudacoff is the Company’s Director
(3)	Andrea Downs is the Company’s Director
(4)	Andrew Kardish, III is the Chairman and Director and the end beneficiary of the trust
(5)	Michael McCarthy is the Company’s Chief Executive Officer and Director

NOTICE TO STOCKHOLDERS OF ACTIONS APPROVED BY CONSENTING STOCKHOLDERS

The following actions were taken based upon the unanimous recommendation of the Company’s Board of Directors (the "Board") and the written consent of the Consenting Stockholders:

ADOPTION ON AMENDED AND RESTATED ARTICLES OF INCORPORATION AND BYLAWS

General

The Board and the Consenting Stockholders unanimously adopted and approved amended and restated articles of incorporation (the “Amended and Restated Articles”) and bylaws (the Amended and Restated Bylaws”).  Accordingly, the Board and stockholders holding the majority of voting stock of the company approved the Amended and Restated Articles and the Amended and Restated Bylaws on March 27, 2009.

The discussion below is qualified in its entirety by reference to the full text of the Company’s current articles of incorporation (the “Current Articles) and the Company’s current bylaws (the “Current Bylaws”), and by the applicable provisions of the Amended and Restated Articles and Amended and Restated bylaws.

Effective Time

The Amended and Restated Articles and the Amended and Restated Bylaws will become effective by filing the Certificate of Amendment of Articles of Incorporation with the Secretary of State of Nevada, a form of which is attached hereto as Exhibit B (the "Certificate of Amendment").  Under federal securities laws, the Company cannot file the Certificate of Amendment until at least twenty (20) days after the mailing of this Information Statement.

Comparison of Shareholder Rights Before and After the Adoption of Amended and Restated Articles of Incorporation and Bylaws

The rights of the Company’s stockholders are currently governed by the Nevada Revised Statutes (“NRS”), Nevada common law, the Company’s Current Articles and the Current Bylaws. The Current Articles and the Current Bylaws are available for inspection during business hours at the principal executive offices of the Company. In addition, copies may be obtained by writing to the Company at 27651 La Paz Road, Suite A, Laguna Nigel, CA 92677.

Summarized below are the most significant changes in the Company’s Current Articles and Current Bylaws and the Amended and Restated Articles and the Amended and Restated Bylaws. The summary below is not intended to be relied upon as an exhaustive list or complete description of all differences between the Company’s Current Articles and Current Bylaws and the Amended and Restated Articles and the Amended and Restated Bylaws, and is qualified in its entirety by reference to the NRS, Company’s Current Articles and Current Bylaws and the Amended and Restated Articles and the Amended and Restated Bylaws.

Comparison of Articles of Incorporation

The Amended and Restated Articles, which will be the governing articles of incorporation for the Company, will contain the following important provisions pursuant to the NRS in contrast to the Current Articles.

Current Articles of Incorporation	Amended and Restated Articles of Incorporation
Corporate Name
The Company’s current corporate name is Global West Resources, Inc.	Upon adoption of the Amended and Restated Articles, the Company’s corporate name will be We Save Homes, Inc.
Authorized Shares
The Company is authorized to issue up to 50,000,000 common shares with a par value of $0.001 and 10,000,000 shares of preferred stock with a par value of $0.001.	The Company will have the authority to issue up to authorized to issue up to 50,000,000 common shares with a par value of $0.001 and 10,000,000 shares of preferred stock with a par value of $0.001.
Authority to Establish Series of Shares
The Current Articles did not state whether the Board has authority to create series or classes of shares.	The Board will have the authority to establish a series of shares.
Cumulative Voting Rights
No cumulative voting rights are authorized.	The stockholders will not have cumulative voting rights in the election of directors.
Preemptive Rights

No preemptive rights are authorized.	No shareholder shall have preemptive rights except as may be authorized by the Board when establishing a series of shares.
Amendment to Bylaws
Both the Board and Stockholders may amend the Bylaws.	The Board will have the right to amend Bylaws, subject to the stockholders’ rights to amend Bylaws.
Director Liability
Directors shall have no personal liability for damages for breach of fiduciary duty except for: (i) acts or omissions which involve intentional misconduct, fraud o knowing violation of the law, or (ii) payment of dividends in violation of the NRS.

The Company shall indemnify the Directors to the fullest extent permitted by Nevada law  unless that Director did not: not (a) act in good faith and in a manner the director reasonably believed to be in or not opposed to the best interests of the corporation, and (b) with respect to any criminal action or proceeding, have reasonable cause to believe the director’s conduct was unlawful.  The corporation shall advance expenses for such persons pursuant to the terms set forth in the Bylaws, or in a separate Board resolution or contract.

Actions Requiring Stockholders Vote
Under the NRS, the Company must have a majority of all the votes entitled to be cast by each voting group must approve: (i) amendment to the Articles of Incorporation, (ii) plan of merger or share exchange, (iii) sale, lease, exchange or other disposition of all or substantially all of the corporation’s assets; (iv) dissolution of the corporation if stock has been issued; (v) decrease in number of issued and outstanding shares; (vi) any increase or decrease in authorized shares of any class or series that would adversely alter or change any preference or any relative or other right given to any other class or series of outstanding shares.

Under the NRS, the Company must have a majority of all the votes entitled to be cast by each voting group must approve: (i) amendment to the Articles of Incorporation, (ii) plan of merger or share exchange, (iii) sale, lease, exchange or other disposition of all or substantially all of the corporation’s assets; (iv) dissolution of the corporation if stock has been issued; (v) decrease in number of issued and outstanding shares; (vi) any increase or decrease in authorized shares of any class or series that would adversely alter or change any preference or any relative or other right given to any other class or series of outstanding shares.

Comparison of Bylaws

The Amended and Restated Bylaws, which will be the governing Bylaws for the Company, will contain the following important provisions, in contrast to the Current Bylaws.

Current Bylaws	Amended and Restated Bylaws
Calling of a Special Stockholders Meeting
Stockholders of not less than 10% of all the votes entitled to vote at the meeting, the Board and the President have the right to call a special meeting of the stockholders by submitting a written demand to the Company.
The Board has the right to call a special meeting of the stockholders by submitting a written demand to the Company.
Quorum
A majority of the votes outstanding on a mater by the stockholders constitutes quorum.	One-third of the votes entitled to be cast on a matter by the stockholders will constitute a quorum.
Action Without a Meeting
Action by stockholders may be taken without a meeting through a written consent of not less than 51% of the shares that would be entitled to vote on that action.
Action by stockholders may be taken without a meeting by unanimous written consent or by written consent of not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote on the action were present and voted.

Board Composition
The Board consists of at least one (1) director as amended from time to time by the Board or Stockholders.	The Board shall consist of not less than one (1) nor more than nine (9) directors, the specific number to be set by resolution of the Board.
Removal of Directors
A director or the entire Board may be removed by a majority vote of the stockholders.
Directors may be removed by the stockholders entitled to elect the director or directors whose removal is sought if the number of votes cast to remove the director exceeds the number of votes cast not to remove the director;

Vacancy on Board
Stockholders may fill vacancy by affirmative vote.
If a vacancy occurs on the Board, including a vacancy resulting from an increase in the number of Directors, the Board may fill the vacancy, or, if the Directors in office constitute fewer than a quorum of the Board, they may fill the vacancy by the affirmative vote of a majority of all the Directors in office.  The stockholders may fill a vacancy only if there are no Directors in office.  A Director elected to fill a vacancy shall serve only until the next election of Directors by the stockholders.

Issuance of Shares
Under the NRS, shares of the Company can only be issued by the Board or by a designated committee of the Board	Shares of the Company can only be issued by the Board or by a designated committee of the Board.
Restriction on Transfer
All shares are subject to transfer restrictions, unless the Company has obtained an opinion of counsel acceptable to the Company that confirms transfer restrictions are not required under applicable securities laws.

All shares are subject to transfer restrictions, unless the Company has obtained an opinion of counsel acceptable to the Company that confirms transfer restrictions are not required under applicable securities laws.

Transfer of Shares
The Company must authorize all transfers made by a shareholder and record on the stock transfer books of the Company.	The Company must authorize all transfers made by a shareholder and record on the stock transfer books of the Company.
Lost or Destroyed Certificates
A new certificate may be issued upon such terms and indemnity to the Company as the Board may prescribe.	A new certificate may be issued upon such terms and indemnity to the Company as the Board may prescribe.
Books and Records
The Company must maintain correct and adequate accounts of its properties, business transactions, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, surplus, and shares. A director or shareholder may inspect the records after first signing an affidavit of confidentiality.

The Company will: (i) keep permanent records of all meeting minutes of the stockholders and the Board, (ii) maintain appropriate accounting records, (iii) maintain a record of its stockholders and (iv) maintain its records in written form or in another form capable of conversion into written form within a reasonable time. The Company will keep the following records at its principal offices: (a) Articles of Incorporation and amendments thereto, (b) Bylaws and amendments thereto, (c) minutes of all meetings of stockholders and records of all action taken by stockholders without a meeting, for the past three years, (d) the financial statements for the past three years, (e) all written communications to stockholders for the past three years, (d) a list of names and business addresses of the current directors and officers, (e) the most recent annual reports delivered to the Nevada Secretary of State.

Director and Officer Indemnification
The corporation shall indemnify any Director or officer or any former Director or officer, tot eh fullest extent permitted by law.
Each person who was, is or is threatened to be made a party to or is otherwise involved (including, without limitation, as a witness) in any threatened, pending or completed action, suit, claim or proceeding, whether civil, criminal, administrative or investigative and whether formal or informal (hereinafter “proceedings”), by reason of the fact that he or she is or was a Director or officer of the corporation or, that being or having been such a Director or officer of the corporation, he or she is or was serving at the request of the corporation as a Director, officer, partner, trustee, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise (hereafter an “indemnitee”), whether the basis of a proceeding is alleged action in an official capacity or in any other capacity while serving as such a Director, officer, partner, trustee, employee or agent, shall be indemnified and held harmless by the corporation against all losses, claims, damages (compensatory, exemplary, punitive or otherwise), liabilities and expenses (including attorneys’ fees, costs, judgments, fines, ERISA excise taxes or penalties, amounts to be paid in settlement and any other expenses) actually and reasonably incurred or suffered by such indemnitee in connection therewith and such indemnification shall continue as to an indemnitee who has ceased to be a Director or officer of the Company or a Director, officer, partner, trustee, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise and shall insure to the benefit of the indemnitee’s heirs, executors and administrators.  Except as provided in subsection 10.4 of this Section with respect to proceedings seeking to enforce rights to indemnification, the corporation shall indemnify any such indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if a proceeding (or part thereof) was authorized or ratified by the Board.  The right to indemnification conferred in this Section shall be a contract right.

Amendment to Bylaws
The Bylaws may be altered, amended or repealed and new Bylaws may be adopted by a vote of the majority of the Stockholders, at any annual Stockholders’ meeting or at any special Stockholders’ meeting, provided notice of the proposed change is given in the notice of such meeting.  If there is a proposed change to be taken up at a meeting of the Stockholders, notice of such meeting must be given.

The Bylaws may be altered, amended or repealed and new Bylaws may be adopted by the Board, except that the Board may not repeal or amend any Bylaw that the stockholders have expressly provided, in amending or repealing such Bylaw, may not be amended or repealed by the Board.  The stockholders may also alter, amend and repeal these Bylaws or adopt new Bylaws.  All Bylaws made by the Board may be amended, repealed, altered or modified by the stockholders.

VIII. ANNUAL REPORT TO STOCKHOLDERS: FORM 10K

The Company filed its Annual Report on Form 10K with the Securities and Exchange Commission on November 14, 2008 for the fiscal year ended July 31, 2008, and has filed all current quarterly reports on Form 10Q.  All filed reports, financial statements and exhibits are available at the Securities and Exchange Commission's Internet website at www.sec.gov.

IF YOU HAVE ANY QUESTIONS REGARDING THIS INFORMATION STATEMENT, PLEASE CONTACT:

MICHAEL MCCARTHY, PRESIDENT
GLOBAL WEST RESOURCES, INC.
27651 La Paz Road, Suite A
Laguna Nigel, CA 92677
(949) 599-1888

BY ORDER OF THE CURRENT BOARD OF DIRECTORS,

/s/ Michael McCarthy
-----------------------------------
Michael McCarthy, President
April 9, 2009

EXHIBIT A

GLOBAL WEST RESOURCES, INC.
UNANIMOUS WRITTEN CONSENT IN LIEU OF A SPECIAL MEETING
OF THE BOARD OF DIRECTORS

Pursuant to Nevada Revised Statutes Section 78.315, the undersigned, being all of the Board of Directors (the “Board”) of Global West Resources, Inc., a Nevada corporation (the “Company” or “GWRC”), hereby adopt the following resolutions effective March 27, 2009 and hereby consent to the taking of the actions set forth herein:

Adoption of Amended and Restated Articles of Incorporation and Bylaws

WHEREAS, the Board acknowledges that it is in the best interests of the Company to amend and restate the Company’s Articles of Incorporation attached hereto as Exhibit A, (the “Amended Articles”) and the Bylaws attached hereto as Exhibit B (the “Amended Bylaws”);

Accordingly as a result of the above, the following resolution is hereby unanimously approved by the Board:

RESOLVED, that the Board hereby adopts and approves the Amended Articles and the Amended Bylaws.

RESOLVED, the Board approves, authorizes, ratifies and hereby recommends to the stockholders of the Company that they adopt and approve the Amended Articles and the Amended Bylaws pursuant to NRS Sections 78.385 and 78.390, whereby such recommendation shall also satisfy the notice requirement to the shareholder entitled to vote on the Amended Articles as required NRS Section 78.320.

GLOBAL WEST RESOURCES, INC.
WRITTEN CONSENT IN LIEU OF A SPECIAL MEETING
OF THE MAJORITY OF THE SHAREHOLDERS

Pursuant to Nevada Revised Statutes (“NRS”) Section 78.320, the undersigned, being a majority of the shareholders (the “Shareholders”) of Global West Resources, Inc., a Nevada company (the “Company”), hereby waive notice and adopt the following resolutions as of March 30, 2009 and hereby consent to the taking of the actions set forth herein:

Adoption of Amended and Restated Articles of Incorporation and amended Bylaws

WHEREAS, the Board of Directors of the Company have adopted and approved the Amended and Restated Articles of Incorporation, attached hereto as Exhibit A  (the “Amended Articles”) and the amended Bylaws as set forth in Exhibit B attached hereto  (the “Amended Bylaws”) and have recommended to the Shareholders that the Amended Articles and Amended Bylaws be adopted and approved.

WHEREAS, the Shareholders acknowledge that it is in the best interests of the Company to amend and restate the Company’s Articles of Incorporation and to amend the Bylaws.

NOW THEREFORE, as a result of the above, the following resolutions are hereby approved by the Shareholders:

RESOLVED, the Shareholders hereby adopt and approve the Amended Articles and the Amended Bylaws.

THEREFORE, the undersigned Shareholders hereby execute this consent to action as of March 30, 2009.

EXHIBIT B
[Certificate of Amendment]

AMENDED AND RESTATED
ARTICLES OF INCORPORATION
OF
WE SAVE HOMES, INC.

The undersigned hereby adopts as its chartering document these Amended and Restated Articles of Incorporation.

ARTICLE I

The name of the corporation is “We Save Homes, Inc.”
ARTICLE II
2.1.           Authorized Capital
The total number of shares that this corporation is authorized to issue is sixty million (60,000,000), consisting of 50,000,000 shares of Common Stock having a par value of $0.001 per share and 10,000,000 shares of Preferred Stock having a par value of $0.001 per share.  The Common Stock is subject to the rights and preferences of the Preferred Stock as set forth below.
2.2.           Issuance of Preferred Stock by Class and in Series
The Preferred Stock may be issued from time to time in one or more classes and one or more series within such classes in any manner permitted by law and the provisions of these Articles of Incorporation, as determined from time to time by the Board of Directors and stated in the resolution or resolutions providing for its issuance, prior to the issuance of any shares.  The Board of Directors shall have the authority to fix and determine and to amend the designation, preferences, limitations and relative rights of the shares (including, without limitation, such matters as dividends, redemption, liquidation, conversion and voting) of any class or series that is wholly unissued or to be established.  Unless otherwise specifically provided in the resolution establishing any class or series, the Board of Directors shall further have the authority, after the issuance of shares of a class or series whose number it has designated, to amend the resolution establishing such class or series to decrease the number of shares of that class or series, but not below the number of shares of such class or series then outstanding.
ARTICLE III
The purposes for which the corporation is organized are to engage in any activity or business not in conflict with the laws of the State of Nevada or of the United States of America,  and without limiting the generality of the foregoing, specifically:
3.1           Omnibus.
To have to exercise all the powers now or hereafter conferred by the laws of the State of Nevada upon corporations organized pursuant to the laws under which the corporation is organized (“applicable corporate law”) and any and all acts amendatory thereof and supplemental thereto.
3.2.           Carrying On Business Outside State.
To conduct and carry on its business or any branch thereof in any state or territory of the United States or in any foreign country in conformity with the laws of such state, territory, or foreign country, and to have and maintain in any state, territory, or foreign country a business office, plant, store or other facility.
3.3.  Purposes To Be Construed As Powers.
The purposes specified herein shall be construed both as purposes and powers and shall be in no way limited or restricted by reference to, or inference from, the terms of any other clause in this or any other article, but the purposes and powers specified in each of the clauses herein shall be regarded as independent purposes and powers, and the enumeration of specific purposes and powers shall not be construed to limit or restrict in any manner the meaning of general terms or of the general powers of the corporation; nor shall the expression of one thing be deemed to exclude another, although it be of like nature not expressed.
ARTICLE IV
Except as may be authorized pursuant to Section 2.2 of Article II, no preemptive rights shall exist with respect to shares of stock or securities convertible into shares of stock of this corporation.
ARTICLE V
The right to cumulate votes in the election of Directors shall not exist with respect to shares of stock of this corporation.
ARTICLE VI
6.1.           Number of Directors
The Board of Directors shall be composed of not less than one nor more than nine (9) Directors.  Except with respect to the initial Director, the specific number of Directors shall be set by resolution of the Board of Directors or, if the Directors in office constitute fewer than a quorum of the Board of Directors, by the affirmative vote of a majority of all the Directors in office.  The number of Directors of this corporation may be increased or decreased from time to time in the manner provided herein, but no decrease in the number of Directors shall have the effect of shortening the term of any incumbent Director.
6.2           Term of Directors
Each Director shall serve until the earlier of (i) his resignation, (ii) election of his successor or (iii) his termination.
6.3.           Removal of Directors
The shareholders may remove one or more Directors with or without cause, but only at a special meeting called for the purpose of removing the Director or Directors, and the meeting notice must state that the purpose, or one of the purposes, of the meeting is removal of the Director or Directors.
6.4.           Vacancies on Board of Directors
If a vacancy occurs on the Board of Directors, including a vacancy resulting from an increase in the number of Directors, the Board of Directors may fill the vacancy, or, if the Directors in office constitute fewer than a quorum of the Board of Directors, they may fill the vacancy by the affirmative vote of a majority of all the Directors in office.  The shareholders may fill a vacancy only if there are no Directors in office.
ARTICLE VII
This corporation reserves the right to amend or repeal any of the provisions contained in these Articles of Incorporation in any manner now or hereafter permitted by the applicable corporate law, and the rights of the shareholders of this corporation are granted subject to this reservation.
ARTICLE VIII
The Board of Directors shall have the power to adopt, amend or repeal the Bylaws of this corporation, subject to the power of the shareholders to amend or repeal such Bylaws.  The shareholders shall also have the power to amend or repeal the Bylaws of this corporation and to adopt new Bylaws.
 ARTICLE IX
9.1.           Shareholder Actions
Subject to any limitations imposed by applicable securities laws, any action required or permitted to be taken at a shareholders meeting may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.
9.2.           Number of Votes Necessary to Approve Actions
Whenever applicable corporate law permits a corporation’s articles of incorporation to specify that a lesser number of shares than would otherwise be required shall suffice to approve an action by shareholders, these Articles of Incorporation hereby specify that the number of shares required to approve such an action shall be such lesser number.
9.3.           Special Meetings of Shareholders
So long as this corporation is a public company, special meetings of the shareholders of the corporation for any purpose may be called at any time by the Board of Directors or, if the Directors in office constitute fewer than a quorum of the Board of Directors, by the affirmative vote of a majority of all the Directors in office, but such special meetings may not be called by any other person or persons.
9.4.           Quorum for Meetings of Shareholders.
Except with respect to any greater requirement contained in these Articles of Incorporation or the applicable corporate law, one-third of the votes entitled to be cast on a matter by the holders of shares that, pursuant to the Articles of Incorporation or the applicable corporate law, are entitled to vote and be counted collectively upon such matter, represented in person or by proxy, shall constitute a quorum of such shares at a meeting of shareholders.
ARTICLE X
To the full extent that applicable corporate law, as it exists on the date hereof or may hereafter be amended, permits the limitation or elimination of the personal liability of Directors, a Director of this corporation shall not be liable to this corporation or its shareholders for monetary damages for conduct as a Director.  Any amendments to or repeal of this Article X shall not adversely affect any right or protection of a Director of this corporation for or with respect to any acts or omissions of such Director occurring prior to such amendment or repeal.
ARTICLE XI
11.1.           Indemnification.
The corporation shall indemnify its directors to the full extent permitted by applicable corporate law now or hereafter in force.  However, such indemnity shall not apply if the director did not (a) act in good faith and in a manner the director reasonably believed to be in or not opposed to the best interests of the corporation, and (b) with respect to any criminal action or proceeding, have reasonable cause to believe the director’s conduct was unlawful.  The corporation shall advance expenses for such persons pursuant to the terms set forth in the Bylaws, or in a separate Board resolution or contract.
11.2.           Authorization.
The Board of Directors may take such action as is necessary to carry out these indemnification and expense advancement provisions.  It is expressly empowered to adopt, approve, and amend from time to time such Bylaws, resolutions, contracts, or further indemnification and expense advancement arrangements as may be permitted by law, implementing these provisions.  Such Bylaws, resolutions, contracts or further arrangements shall include but not be limited to implementing the manner in which determinations as to any indemnity or advancement of expenses shall be made.
11.3.           Effect of Amendment.
No amendment or repeal of this Article shall apply to or have any effect on any right to indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal.
ARTICLE XII
This Amended and Restated Articles of Incorporation shall become effective upon filing.

BYLAWS

of

WE SAVE HOMES, INC.

39

	3.15.2	Authority of Committees	50
	3.15.3	Minutes of Meetings	51
	3.15.4	Removal	51
3.16	Compensation		51

SECTION 4 – OFFICERS			51
4.1	Appointment and Term		51
4.2	Resignation		51
4.3	Removal		52
4.4	Contract Rights of Officers		52
4.5	Chairman of the Board		52
4.6	President		52
4.7	Vice President		52
4.8	Secretary		52
4.9	Treasurer		53
4.10	Salaries		53

SECTION 5 – CONTRACTS, LOANS, CHECKS AND DEPOSITS			53
5.1	Contracts		53
5.2	Loans to the Corporation		53
5.3	Checks, Drafts, Etc		53
5.4	Deposits		54

SECTION 6 – CERTIFICATES FOR SHARES AND THEIR TRANSFER			54
6.1	Issuance of Shares		54
6.2	Certificates for Shares		54
6.3	Stock Records		54
6.4	Restriction on Transfer		54
6.5	Transfer of Shares		55
6.6	Lost or Destroyed Certificates		55

SECTION 7 – BOOKS AND RECORDS			55

SECTION 8 – ACCOUNTING YEAR			56

SECTION 9 – SEAL			56

40

SECTION 10 – INDEMNIFICATION		15
10.1	Right to Indemnification	15
10.2	Restrictions on Indemnification	16
10.3	Advancement of Expenses	16
10.4	Right of Indemnitee to Bring Suit	16
10.5	Procedures Exclusive	17
10.6	Nonexclusivity of Rights	17
10.7	Insurance, Contracts and Funding	17
10.8	Identification of Employees and Agents of the Corporation	17
10.9	Persons Serving Other Entities	17

SECTION 11 – LIMITATION OF LIABILITY		18

SECTION 12 – AMENDMENTS		18

41

BYLAWS

of

GLOBAL WEST RESOURCES, INC.

SECTION 1.  OFFICES

The principal office of the corporation shall be located at the principal place of business or such other place as the Board of Directors (“Board”) may designate.  The corporation may have such other offices as the Board may designate or as the business of the corporation may require.

SECTION 2.  STOCKHOLDERS

2.1           Annual Meeting

The annual meeting of the stockholders to elect Directors and transact such other business as may properly come before the meeting shall be held on a date not more than 180 days after the end of the corporation’s fiscal year, such date and time to be determined by the Board.

2.2           Special Meetings

Special meetings of the stockholders of the corporation for any purpose may be called at any time by the Board of Directors or, if the Directors in office constitute fewer than a quorum of the Board of Directors, by the affirmative vote of a majority of all the Directors in office, but such special meetings may not be called by any other person or persons.

2.3           Meetings by Communications Equipment

Stockholders may participate in any meeting of the stockholders by any means of communication by which all persons participating in the meeting can hear each other during the meeting.  Participation by such means shall constitute presence in person at a meeting.

2.4           Date, Time and Place of Meeting

Except as otherwise provided in these Bylaws, all meetings of stockholders, including those held pursuant to demand by stockholders, shall be held on such date and at such time and place designated by or at the direction of the Board.

2.5           Notice of Meeting

Written notice stating the place, day and hour of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called shall be given by or at the direction of the Board, the Chairman of the Board, the President or the Secretary to each stockholder entitled to notice of or to vote at the meeting not less than 10 nor more than 60 days before the meeting, except that notice of a meeting to act on a plan of merger or share exchange, the sale, lease, exchange or other disposition of all or substantially all of the corporation’s assets other than in the regular course of business or the dissolution of the corporation shall be given not less than 20 or more than 60 days before such meeting.  If an annual or special stockholders’ meeting is adjourned to a different date, time or place, no notice of the new date, time or place is required if they are announced at the meeting before adjournment.  If a new record date for the adjourned meeting is or must be fixed, notice of the adjourned meeting must be given to stockholders entitled to notice of or to vote as of the new record date.

Such notice may be transmitted by mail, private carrier, personal delivery, telegraph, teletype or communications equipment that transmits a facsimile of the notice.  If those forms of written notice are impractical in the view of the Board, the Chairman of the Board, the President or the Secretary, written notice may be transmitted by an advertisement in a newspaper of general circulation in the area of the corporation’s principal office.  If such notice is mailed, it shall be deemed effective when deposited in the official government mail, first-class postage prepaid, properly addressed to the stockholder at such stockholder’s address as it appears in the corporation’s current record of stockholders.  Notice given in any other manner shall be deemed effective when dispatched to the stockholder’s address, telephone number or other number appearing on the records of the corporation.  Any notice given by publication as herein provided shall be deemed effective five days after first publication.

2.6           Waiver of Notice

Whenever any notice is required to be given by an stockholder under the provisions of these Bylaws, the Articles of Incorporation or the Nevada Private Corporations Law, a waiver of notice in writing, signed by the person or persons entitled to such notice and delivered to the corporation, whether before or after the date and time of the meeting or before or after the action to be taken by consent is effective, shall be deemed equivalent to the giving of such notice.  Further, notice of the time, place and purpose of any meeting will be deemed to be waived by any stockholder by attendance in person or by proxy, unless such stockholder at the beginning of the meeting objects to holding the meeting or transacting business at the meeting.

2.7           Fixing of Record Date for Determining Stockholders

For the purpose of determining stockholders entitled (a) to notice of or to vote at any meeting of stockholders or any adjournment thereof, (b) to receive payment of any dividend, or (c) in order to make a determination of stockholders for any other purpose, the Board may fix a future date as the record date for any such determination.  Such record date shall be not more than 60 days, and, in case of a meeting of stockholders, not less than 10 days, prior to the date on which the particular action requiring such determination is to be taken.  If no record date is fixed for the determination of stockholders entitled to notice of or to vote a meeting, the record date shall be the day immediately preceding the date on which notice of the meeting is first given to stockholders.  Such a determination shall apply to any adjournment of the meeting unless the Board fixes a new record date, which it shall do if the meeting is adjourned to a date more than 120 days after the date fixed for the original meeting.  If no record date is set for the determination of stockholders entitled to receive payment of any stock, dividend or distribution (other than one involving a purchase, redemption or other acquisition of the corporation’s shares), the record date shall be the date the Board authorizes the stock dividend or distribution.

2.8           Voting Record

At least 10 days before each meeting of stockholders, an alphabetical list of the stockholders entitled to notice of such meeting shall be made, arranged by voting group and by each class or series of shares, with the address of and number of shares held by each stockholder.  This record shall be kept at the principal office of the corporation for 10 days prior to such meeting, and shall be kept open at such meeting, for the inspection of any stockholder or any stockholder’s agent or attorney.

2.9           Quorum

Except with respect to any greater requirement contained in the Articles of Incorporation or the Nevada Private Corporations Law, one-third of the votes entitled to be cast on a matter by the holders of shares that, pursuant to the Articles of Incorporation or the Nevada Private Corporations Law, are entitled to vote and be counted collectively upon such matter, represented in person or by proxy, shall constitute a quorum of such shares at a meeting of stockholders.  If less than the required number of such votes are represented at a meeting, a majority of the votes so represented may adjourn the meeting from time to time.  Any business may be transacted at a reconvened meeting that might have been transacted at the meeting as originally called, provided a quorum is present or represented at such meeting.  Once a share is represented for any purpose at a meeting other than solely to object to holding the meeting or transacting business, it is deemed present for quorum purposes for the remainder of the meeting and any adjournment (unless a new record date is or must be set for the adjourned meeting), notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

2.10           Manner of Acting

If a quorum is present, action on a matter other than the election of Directors shall be approved if the votes cast in favor of the action by the shares entitled to vote and be counted collectively upon such matter exceed the votes cast against such action by the shares entitled to vote and be counted collectively thereon, unless the Articles of Incorporation or the Nevada Private Corporations Law requires a greater number of affirmative votes.  Whenever the Nevada Private Corporations Law permits a corporation’s bylaws to specify that a lesser number of shares than would otherwise be required shall suffice to approve an action by stockholders, these Bylaws hereby specify that the number of shares required to approve such an action shall be such lesser number.

2.11           Proxies

As stockholder may vote by proxy executed in writing by the stockholder or by his or her attorney-in-fact or agent.  Such proxy shall be effective when received by the Secretary or other officer or agent authorized to tabulate votes.  A proxy shall become invalid 11 months after the date of its execution, unless otherwise provided in the proxy.  A proxy with respect to a specified meeting shall entitle its holder to vote at any reconvened meeting following adjournment of such meeting but shall not be valid after the final adjournment.

2.12           Voting Shares

Except as provided in the Articles of Incorporation, each outstanding share entitled to vote with respect to a matter submitted to a meeting of stockholders shall be entitled to one vote upon such matter.

2.13           Voting for Directors

Each stockholder entitled to vote in an election of Directors may vote, in person or by proxy, the number of shares owned by such stockholder for as many persons as there are Directors to be elected and for whose election such stockholder has a right to vote.  Stockholders shall not have the right to cumulate their votes.  Unless otherwise provided in the Articles of Incorporation, the candidates elected shall be those receiving the largest number of votes cast, up to the number of Directors to be elected.
2.14           Action by Stockholders Without a Meeting

Any action that may be or is required to be taken at a meeting of the stockholders may be taken without a meeting if one or more written consents describing the action taken shall be signed by stockholders holding of record or otherwise entitled to vote in the aggregate not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote on the action were present and voted.  The Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which date shall not be more than 10 days after the date upon which the resolution fixing the record date is adopted by the Board.  If not otherwise fixed by the Board, the record date for determining stockholders entitled to take action without a meeting is the date the first stockholder consent is delivered to the corporation.  A stockholder may withdraw a consent only by delivering a written notice of withdrawal to the corporation prior to the time that consents sufficient to authorize taking the action have been delivered to the corporation.  Every written consent shall bear the date of signature of each stockholder who signs the consent.  A written consent is not effective to take the action referred to in the consent unless, within 60 days of the earliest dated consent delivered to the corporation, written consents signed by a sufficient number of stockholders to take action are delivered to the corporation.  Unless the consent specifies a later effective date, actions taken by written consent of the stockholders are effective when (a) consents sufficient to authorize taking the action are in possession of the corporation and (b) the period of advance notice required by the Articles of Incorporation to be given to any nonconsenting or nonvoting stockholders has been satisfied.  Any such consent shall be inserted in the minute book as if it were the minutes of a meeting of the stockholders.

SECTION 3.  BOARD OF DIRECTORS

3.1           General Powers

All corporate powers shall be exercised by or under the authority of, and the business and affairs of the corporation shall be managed under the direction of, the Board, except as may be otherwise provided in these Bylaws, the Articles of Incorporation or the Nevada Private Corporations Law.

3.2           Number and Tenure

The Board of Directors shall be composed of not less than one nor more than nine Directors.  The specific number of Directors shall be set by resolution of the Board of Directors or, if the Directors in office constitute fewer than a quorum of the Board of Directors, by the affirmative vote of a majority of all the Directors in office.  The number of Directors of this corporation may be increased or decreased from time to time in the manner provided by the Articles of Incorporation, but no decrease in the number of Directors shall have the effect of shortening the term of any incumbent Director.  Each Director shall serve until the earlier of (i) his resignation, (ii) election of his successor or (iii) his termination (the “Term”). Absent his or her death, resignation or removal, a Director shall continue to serve despite the expiration of the Director’s term until his or her successor shall have been elected and qualified or until there is a decrease in the number of Directors.  Directors need not be stockholders of the corporation or residents of the state of Nevada, and need not meet any other qualifications.

3.3           Annual and Regular Meetings

An annual Board meeting shall be held without notice immediately after and at the same place as the annual meeting of stockholders.  By resolution the Board, or any committee designated by the Board, may specify the time and place for holding regular meetings without notice other than such resolution.

3.4           Special Meetings

Special meetings of the Board or any committee designated by the Board may be called by or at the request of the Chairman of the Board, the President, the Secretary or, in the case of special Board meetings, any one-third or more of the Directors in office and, in the case of any special meeting of any committee designated by the Board, by its Chairman.  The person or persons authorized to call special meetings may fix any place for holding any special Board or committee meeting called by them.

3.5           Meetings by Communications Equipment

Members of the Board or any committee designated by the Board may participate in a meeting of such Board or committee by, or conduct the meeting through the use of, any means of communication by which all Directors participating in the meeting can hear each other during the meeting.  Participation by such means shall constitute presence in person at a meeting.

3.6           Notice of Special Meetings

Notice of a special Board or committee meeting stating the place, day and hour of the meeting shall be given to a Director in writing or orally.  Neither the business to be transacted at nor the purpose of any special meeting need be specified in the notice of such meeting.

3.6.1           Personal Delivery

If notice is given by personal delivery, the notice shall be delivered to a Director at least two days before the meeting.

3.6.2           Delivery by Mail

If notice is delivered by mail, the notice shall be deposited in the official government mail at least five days before the meeting, properly addressed to a Director at his or her address shown on the records of the corporation, with postage thereon prepaid.

3.6.3           Delivery by Private Carrier

If notice is given by private carrier, the notice shall be dispatched to a Director at his or her address shown on the records of the corporation at least three days before the meeting.

3.6.4           Facsimile Notice

If a notice is delivered by wire or wireless equipment that transmits a facsimile of the notice, the notice shall be dispatched at least two days before the meeting to a Director at his or her telephone number or other number appearing on the records of the corporation.

3.6.5           Delivery by Telegraph

If notice is delivered by telegraph, the notice shall be delivered to the telegraph company for delivery to a Director at his or her address shown on the records of the corporation at least three days before the meeting.

3.6.6           Oral Notice

If notice is delivered by orally, by telephone or in person, the notice shall be personally given to the Director at least two days before the meeting.

3.7           Waiver of Notice

3.7.1           In Writing

Whenever any notice is required to be given to any Director under the provisions of these Bylaws, the Articles of Incorporation or the Nevada Private Corporations Law, a waiver thereof in writing, signed by the person or persons entitled to such notice and delivered to the corporation, whether before or after the date and time of the meeting, shall be deemed equivalent to the giving of such notice.  Neither the business to be transacted at nor the purpose of any regular or special meeting of the Board or any committee designated by the Board need be specified in the waiver of notice of such meeting.

3.7.2           By Attendance

A Director’s attendance at or participation in a Board or committee meeting shall constitute a waiver of notice of such meeting, unless the Director at the beginning of the meeting, or promptly upon his or her arrival, objects to holding the meeting or transacting business at such meeting and does not thereafter vote for or assent to action taken at the meeting.

3.8           Quorum

A majority of the number of Directors fixed by or in the manner provided in these Bylaws shall constitute a quorum for the transaction of business at any Board meeting but, if less than a majority are present at a meeting, a majority of the Directors present may adjourn the meeting from time to time without further notice.  A majority of the number of Directors composing any committee of the Board, as established and fixed by resolution of the Board, shall constitute a quorum for the transaction of business at any meeting of such committee but, if less than a majority are present at a meeting, a majority of such Directors present may adjourn the committee meeting from time to time without further notice.

3.9           Manner of Acting

If a quorum is present when the vote is taken, the act of the majority of the Directors present at a Board or committee meeting shall be the act of the Board or such committee, unless the vote of a greater number is required by these Bylaws, the Articles of Incorporation or the Nevada Private Corporations Law.

3.10           Presumption of Assent

A Director of the corporation who is present at a Board or committee meeting at which any action is taken shall be deemed to have assented to the action taken unless (a) the Director objects at the beginning of the meeting, or promptly upon the Director’s arrival, to holding the meeting or transacting any business at such meeting, (b) the Director’s dissent or abstention from the action taken is entered in the minutes of the meeting, or (c) the Director delivers written notice of the Director’s dissent or abstention to the presiding officer of the meeting before its adjournment or to the corporation within a reasonable time after adjournment of the meeting.  The right of dissent or abstention is not available to a Director who votes in favor of the action taken.

3.11           Action by Board or Committees Without a Meeting

Any action that could be taken at a meeting of the Board or of any committee created by the Board may be taken without a meeting if one or more written consents setting forth the action so taken are signed by each of the Directors or by each committee member either before or after the action is taken and delivered to the corporation.  Action taken by written consent of Directors without a meeting is effective when the last Director signs the consent, unless the consent specifies a later effective date.  Any such written consent shall be inserted in the minute book as if it were the minutes of a Board or a committee meeting.

3.12           Resignation

Any Director may resign from the Board or any committee of the Board at any time by delivering either oral tender of resignation at any meeting of the Board or any committee, or written notice to the Chairman of the Board, the President, the Secretary or the Board.  Any such resignation is effective upon delivery thereof unless the notice of resignation specifies a later effective date and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

3.13           Removal

At a meeting of stockholders called expressly for that purpose, one or more members of the Board, including the entire Board, may be removed with or without cause (unless the Articles of Incorporation permits removal for cause only) by the holders of the shares entitled to elect the Director or Directors whose removal is sought if the number of votes cast to remove the Director exceeds the number of votes cast not to remove the Director.

3.14           Vacancies

If a vacancy occurs on the Board, including a vacancy resulting from an increase in the number of Directors, the Board may fill the vacancy, or, if the Directors in office constitute fewer than a quorum of the Board, they may fill the vacancy by the affirmative vote of a majority of all the Directors in office.  The stockholders may fill a vacancy only if there are no Directors in office.  A Director elected to fill a vacancy shall serve only until the next election of Directors by the stockholders.

3.15           Executive and Other Committees

3.15.1                      Creation of Committees

The Board, by resolution adopted by the greater of a majority of the Directors then in office and the number of Directors required to take action in accordance with these Bylaws, may create standing or temporary committees, including an Executive Committee, and appoint members from its own number and invest such committees with such powers as it may see fit, subject to such conditions as may be prescribed by the Board, the Articles of Incorporation, these Bylaws and applicable law.  Each committee must have one or more members, and the Board may designate one or more Directors as alternate members who may replace any absent or disqualified member at any committee meeting, with all such members and alternate members to serve at the pleasure of the Board.

3.15.2                      Authority of Committees

Each Committee shall have and may exercise all the authority of the Board to the extent provided in the resolution of the Board creating the committee and any subsequent resolutions adopted in like manner, except that no such committee shall have the authority to: (i) approve or adopt, or recommend to the stockholders, any action or matter expressly required by the Articles of Incorporation or the Nevada Private Corporations Law to be submitted to stockholders for approval or (ii) adopt, amend or repeal any bylaw of the corporation.

3.15.3                      Minutes of Meetings

All committees shall keep regular minutes of their meetings and shall cause them to be recorded n books kept for that purpose.

3.15.4                      Removal

The Board may remove any member of any committee elected or appointed by it but only by the affirmative vote of the greater of a majority of Directors then in office and the number of Directors required to take action in accordance with these Bylaws.

3.16           Compensation

By Board resolution, Directors and committee members may be paid either expenses, if any, of attendance at each Board or committee meeting, or a fixed sum for attendance at each Board or committee meeting, or a stated salary as Director or a committee member, or a combination of the foregoing.  No such payment shall preclude any Director or committee member from serving the corporation in any other capacity and receiving compensation therefore.

SECTION 4.  OFFICERS

4.1           Appointment and Term

The officers of the corporation shall be those officers appointed from time to time by the Board or by any other officer empowered to do so. The Board shall have sole power and authority to appoint executive officers.  As used herein, the term “executive officer” shall mean the President, the chief financial officer and any other officer designated by the Board as an executive officer.  The Board or the President may appoint such other officers to hold office for such period, have such authority and perform such duties as may be prescribed.  The Board may delegate to any other officer the power to appoint any subordinate officers and to prescribe their respective terms of office, authority and duties.  Any two or more offices may be held by the same person.  Unless an officer dies, resigns or is removed from office, he or she shall hold office until his or her successor is appointed.

4.2           Resignation

Any officer may resign at any time by delivering written notice to the corporation.  Any such resignation is effective upon delivery, unless the notice of resignation specifies a later effective date, and, unless otherwise specified, the acceptance of such resignation shall not be necessary to make it effective.

4.3           Removal

Any officer may be removed by the Board at any time, with or without cause.  An officer or assistant officer, if appointed by another officer, may be removed at any time, with or without cause, by any officer authorized to appoint such officer or assistant officer.

4.4           Contract Rights of Officers

The appointment of an officer does not itself create contract rights.

4.5           Chairman of the Board

If appointed, the Chairman of the Board shall perform such duties as shall be assigned to him or her by the Board from time to time, and shall preside over meetings of the Board and stockholders unless another officer is appointed or designated by the Board of Chairman of such meetings.

4.6           President

If appointed, the President shall be the chief executive officer of the corporation unless some other offices is to designated by the Board, shall preside over meetings of the Board and stockholders in the absence of a Chairman of the Board, and, subject to the Board’s control, shall supervise and control all the assets, business and affairs of the corporation.  In general, the President shall perform all duties incident to the office of President and such other duties as are prescribed by the Board from time to time.  If no Secretary has been appointed, the President shall have responsibility for the preparation of minutes of meetings of the Board and stockholders and for authentication of the records of the corporation.

4.7           Vice President

In the event of the death of the President or his or her inability to act, the Vice President (or if there is more than one Vice President, the Vice President who was designated by the Board as the successor to the President, or if no Vice President is so designated, the Vice President first elected to such office) shall perform the duties of the President, except as may be limited by resolution of the Board, with all the powers of and subject to all the restrictions upon the President.  Vice Presidents shall perform such other duties as from time to time may be assigned to them by the President or by or at the direction of the Board.

4.8           Secretary

If appointed, the Secretary shall be responsible for preparation of minutes of the meetings of the Board and stockholders, maintenance of the corporation records and stock registers, and authentication of the corporation’s records, and shall in general perform all duties incident to the office of Secretary and such other duties as from time to time may be assigned to him or her by the President or by or at the direction of the Board.  In the absence of the Secretary, an Assistant Secretary may perform the duties of the Secretary.

4.9           Treasurer

If appointed, the Treasurer shall have charge and custody of and be responsible for all funds and securities of the corporation, receive and give receipts for moneys due and payable to the corporation from any source whatsoever, and deposit all such moneys in the name of the corporation in banks, trust companies or other depositories selected in accordance with the provisions of these Bylaws, and in general perform all the duties incident to the office of Treasurer and such other duties as from time to time may be assigned to him or her by the President or by or at the direction of the Board.  In the absence of the Treasurer, an Assistant Treasurer may perform the duties of the Treasurer.

4.10           Salaries

The salaries of the officers shall be fixed from time to time by the Board or by any person or persons to whom the Board has delegated such authority.  No officer shall be prevented from receiving such salary by reason of the fact that he or she is also a Director of the corporation.

SECTION 5.  CONTRACTS, LOANS, CHECKS AND DEPOSITS

5.1           Contracts

The Board may authorize any officer or officers, or agent or agents, to enter into any contract or execute and deliver any instrument in the name of and on behalf of the corporation.  Such authority may be general or confined to specific instances.

5.2           Loans to the Corporation

No loans shall be contracted on behalf of the corporation and no evidences of indebtedness shall be issued in its name unless authorized by a resolution of the Board.  Such authority may be general or confined to specific instances.

5.3           Checks, Drafts, Etc.

All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the corporation shall be signed by such officer or officers, or agent or agents, of the corporation and in such manner as is from time to time determined by resolution of the Board.

5.4           Deposits

All funds of the corporation not otherwise employed shall be deposited from time to time to the credit of the corporation in such banks, trust companies or other depositories as the Board may authorize.

SECTION 6.  CERTIFICATES FOR SHARES AND THEIR TRANSFER

6.1           Issuance of Shares

No shares of the corporation shall be issued unless authorized by the Board, or by a committee designated by the Board to the extent such committee is empowered to do so.

6.2           Certificates for Shares

Certificates representing shares of the corporation shall be signed, either manually or in facsimile, by the President or any Vice President and by the Treasurer or any Assistant Treasurer or the Secretary or any Assistant Secretary and shall include on their face written notice of any restrictions that may be imposed on the transferability of such shares.  All certificates shall be consecutively numbered or otherwise identified.

6.3           Stock Records

The stock transfer books shall be kept at the principal office at the corporation or at the office of the corporation’s transfer agent or registrar.  The name and address of each person to whom certificates for shares are issued, together with the class and number of shares represented by each such certificate and the date of issue thereof, shall be entered on the stock transfer books of the corporation.  The person in whose name shares stand on the books of the corporation shall be deemed by the corporation to be the owner thereof for all purposes.

6.4           Restriction on Transfer

Except to the extent that the corporation has obtained an opinion of counsel acceptable to the corporation that transfer restrictions are not required under applicable securities laws, or has otherwise satisfied itself that such transfer restrictions are not required, all certificates representing shares of the corporation shall bear a legend on the face of the certificate, or on the reverse of the certificate if a reference to the legend is contained on the face, which reads substantially as follows:

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR APPLICABLE STATE SECURITIES LAWS, AND NO INTEREST MAY BE SOLD, DISTRIBUTED, ASSIGNED, OFFERED, PLEDGED OR OTHERWISE TRANSFERRED UNLESS (A) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS COVERING ANY SUCH TRANSACTION INVOLVING SAID SECURITIES, (B) THIS CORPORATION RECEIVES AN OPINION OF LEGAL COUNSEL FOR THE HOLDER OF THESE SECURITIES SATISFACTORY TO THIS CORPORATION STATING THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION, OR (C) THIS CORPORATION OTHERWISE SATISFIES ITSELF THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION.

6.5	Transfer of Shares

The transfer of shares of the corporation shall be made only on the stock transfer books of the corporation pursuant to authorization or document of transfer made by the holder of record thereof or by his or her legal representative, who shall furnish proper evidence of authority to transfer, or by his or her attorney-in-fact authorized by power of attorney duly executed and filed with the Secretary of the corporation.  All certificates surrendered to the corporation for transfer shall be canceled and no new certificate shall be issued until the former certificates for a like number of shares shall have been surrendered and canceled.

6.6           Lost or Destroyed Certificates

In the case of a lost, destroyed or damaged certificate, a new certificate may be issued in its place upon such terms and indemnity to the corporation as the Board may prescribe.

SECTION 7.  BOOKS AND RECORDS

The corporation shall:

(a) Keep as permanent records minutes of all meetings of its stockholders and the Board, a record of all actions taken by the stockholders or the Board without a meeting, and a record of all actions taken by a committee of the Board exercising the authority of the Board on behalf of the corporation.

(b) Maintain appropriate accounting records.

(c) Maintain a record of its stockholders, in a form that permits preparation of a list of the names and addresses of all stockholders, in alphabetical order by class of shares showing the number and class of shares held by each; provided, however, such record may be maintained by an agent of the corporation.

(d) Maintain its records in written form or in another form capable of conversion into written form within a reasonable time.

(e) Keep a copy of the following records at its principal office:

1.	the Articles of Incorporation and all amendments thereto as currently in effect;

2.           these Bylaws and all amendments thereto as currently in effect;

3.	the minutes of all meetings of stockholders and records of all action taken by stockholders without a meeting, for the past three years;

4.           the corporation’s financial statements for the past three years;

5.	all written communications to stockholders generally within the past three years;

6.	a list of the names and business addresses of the current Directors and officers; and

7.           the most recent annual report delivered to the Nevada Secretary of State.

SECTION 8.  ACCOUNTING YEAR

The accounting year of the corporation shall be the calendar year, provided that if a different accounting year is at any time selected by the Board for purposes of federal income taxes, or any other purpose, the accounting year shall be the year so selected.

SECTION 9.  SEAL

The Board may provide for a corporate seal that shall consist of the name of the corporation, the state of its incorporation, and the year of its incorporation.

SECTION 10.  INDEMNIFICATION

10.1           Right to Indemnification

Each person who was, is or is threatened to be made a party to or is otherwise involved (including, without limitation, as a witness) in any threatened, pending or completed action, suit, claim or proceeding, whether civil, criminal, administrative or investigative and whether formal or informal (hereinafter “proceedings”), by reason of the fact that he or she is or was a Director or officer of the corporation or, that being or having been such a Director or officer of the corporation, he or she is or was serving at the request of the corporation as a Director, officer, partner, trustee, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise (hereafter an “indemnitee”), whether the basis of a proceeding is alleged action in an official capacity or in any other capacity while serving as such a Director, officer, partner, trustee, employee or agent, shall be indemnified and held harmless by the corporation against all losses, claims, damages (compensatory, exemplary, punitive or otherwise), liabilities and expenses (including attorneys’ fees, costs, judgments, fines, ERISA excise taxes or penalties, amounts to be paid in settlement and any other expenses) actually and reasonably incurred or suffered by such indemnitee in connection therewith and such indemnification shall continue as to an indemnitee who has ceased to be a Director or officer of the Company or a Director, officer, partner, trustee, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise and shall insure to the benefit of the indemnitee’s heirs, executors and administrators.  Except as provided in subsection 10.4 of this Section with respect to proceedings seeking to enforce rights to indemnification, the corporation shall indemnify any such indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if a proceeding (or part thereof) was authorized or ratified by the Board.  The right to indemnification conferred in this Section shall be a contract right.

10.2           Restrictions on Indemnification

No indemnification shall be provided to any such indemnitee for acts or omissions of the indemnitee (a) if the indemnitee did not (i) act in good faith and in a manner the indemnitee reasonably believed to be in or not opposed to the best interests of the corporation, and (ii) with respect to any criminal action or proceeding, have reasonable cause to believe the indemnitee’s conduct was unlawful or (b) if the corporation is otherwise prohibited by applicable law from paying such indemnification.  Notwithstanding the foregoing, if Section 78.7502 or any successor provision of the Nevada Private Corporations Law is hereafter amended, the restrictions on indemnification set forth in this subsection 10.2 shall be as set forth in such amended statutory provision.

10.3           Advancement of Expenses

The right to indemnification conferred in this Section shall include the right to be paid by the corporation the expenses reasonably incurred in defending any proceeding in advance of its final disposition (hereinafter an “advancement of expenses”). An advancement of expenses shall be made upon delivery to the corporation of an undertaking (hereinafter an “undertaking”), by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that such indemnitee is not entitled to be indemnified.

10.4           Right of Indemnitee to Bring Suit

If a claim under subsection 10.1 or 10.3 of this Section is not paid in full by the corporation within 60 days after a written claim has been received by the corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be 20 days, the indemnitee may at any time thereafter bring suit against the corporation to recover the unpaid amount of the claim.  If successful in whole or in part, in any such suit or in a suit brought by the corporation to recover an advancement of expenses pursuant to the terms of the undertaking, the indemnitee shall be entitled to be paid also the expense of litigating such suit.  The indemnitee shall be presumed to be entitled to indemnification under this Section upon submission of a written claim (and, in an action brought to enforce a claim for an advancement of expenses, when the required undertaking has been tendered to the corporation) and thereafter the corporation shall have the burden of proof to overcome the presumption that the indemnitee is so entitled.

10.5           Nonexclusivity of Rights

The right to indemnification and the advancement of expenses conferred in this Section shall not be exclusive of any other right that any person may have or hereafter acquire under any statute, provision of the Articles of Incorporation or Bylaws of the corporation, general or specific action of the Board or stockholders, contract or otherwise.

10.6           Insurance, Contracts and Funding

The corporation may maintain insurance, at its expense, to protect itself and any Director, officer, partner, trustee, employee or agent of the corporation or another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise against any expense, liability or loss, whether or not the corporation would have the authority or right to indemnify such person against such expense, liability or loss under the Nevada Private Corporations Law or other law.  The corporation may enter into contracts with any Director, officer, partner, trustee, employee or agent of the corporation in furtherance of the provisions of this section and may create a trust fund, grant a security interest, or use other means (including, without limitation, a letter of credit) to ensure the payment of such amounts as may be necessary to effect indemnification as provided in this Section.

10.7           Indemnification of Employees and Agents of the Corporation

In addition to the rights of indemnification set forth in subsection 10.1, the corporation may, by action of the Board, grant rights to indemnification and advancement of expenses to employees and agents or any class or group of employees and agents of the corporation (a) with the same scope and effect as the provisions of this Section with respect to indemnification and the advancement of expenses of Directors and officers of the corporation; (b) pursuant to rights granted or provided by the Nevada Private Corporations Law; or (c) as are otherwise consistent with law.

10.8           Persons Serving Other Entities

Any person who, while a Director or officer of the corporation, is or was serving (a) as a Director, officer, employee or agent of another corporation of which a majority of the shares entitled to vote in the election of its directors is held by the corporation or (b) as a partner, trustee or otherwise in an executive or management capacity in a partnership, joint venture, trust, employee benefit plan or other enterprise of which the corporation or a majority owned subsidiary of the corporation is a general partner or has a majority ownership shall conclusively be deemed to be so serving at the request of the corporation and entitled to indemnification and the advancement of expenses under subsections 10.1 and 10.3 of this Section.

SECTION 11.  LIMITATION OF LIABILITY

To the full extent that the Nevada Private Corporations Law, as they exist on the date hereof or may hereafter be amended, permit the limitation or elimination of the liability of any person who would be considered an indemnitee under subsection 10.1 of Section 10, an indemnitee of the Company shall not be liable to the Company or its stockholders for monetary damages for conduct in the capacity based upon which such person is considered an indemnitee.  Any amendments to or repeal of this Section 11 shall not adversely affect any right or protection of any indemnitee of the Company for or with respect to any acts or omissions of such indemnitee occurring prior to such amendment or repeal.

SECTION 12.  AMENDMENTS

These Bylaws may be altered, amended or repealed and new Bylaws may be adopted by the Board, except that the Board may not repeal or amend any Bylaw that the stockholders have expressly provided, in amending or repealing such Bylaw, may not be amended or repealed by the Board.  The stockholders may also alter, amend and repeal these Bylaws or adopt new Bylaws.  All Bylaws made by the Board may be amended, repealed, altered or modified by the stockholders.